Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned executive officer of Lotus Bio-Technology Development Corp certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that.

●	the quarterly report on Form 10-Q/A of the Company for the period ended December 31, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 7, 2021	/s/ Zoltan Nagy
Zoltan Nagy Chief Executive Officer, Chief Financial Officer, Director